Exhibit 99.2

ALTERRA CAPITAL HOLDINGS LIMITED

Investor Financial Supplement

Third Quarter 2012

(Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Alterra Capital Holdings Limited with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act 1934.

Alterra Capital Holdings Limited

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Peter Hill, +1-212-521-4800

ALTERRA CAPITAL HOLDINGS LIMITED

Cautionary note regarding forward-looking information

This financial supplement may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.

These factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (4) changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings; (6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues; (9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; (13) the integration of new business ventures Alterra may enter into; and (14) management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the U.S. Securities and Exchange Commission. Any forward-looking statements made in this financial supplement are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL HIGHLIGHTS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	For The Quarters Ended		For The Nine Months Ended		Previous Year Quarter Change	Previous Year to Date Change
	Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2012	Sept. 30, 2011
HIGHLIGHTS
Net income	$37,652	$48,386	$195,616	$34,334	(22.2%)	n/m
Net operating income [a]	32,133	50,082	168,816	64,915	(35.8%)	160.1%
Operating cashflow	90,861	126,770	257,238	275,475	(28.3%)	(6.6%)
Gross premiums written	386,228	386,328	1,614,415	1,578,083	(0.0%)	2.3%
Net premiums earned	332,638	347,042	1,021,591	1,075,870	(4.2%)	(5.0%)
Total assets	10,734,010	10,472,330	10,734,010	10,472,330	2.5%	2.5%
Total shareholders’ equity	2,923,176	2,844,738	2,923,176	2,844,738	2.8%	2.8%

PER SHARE
Basic earnings per share
Net income	$0.39	$0.46	$1.98	$0.32
Net operating income [a]	0.34	0.48	1.71	0.61
Diluted earnings per share
Net income	$0.38	$0.46	$1.93	$0.32
Net operating income [a]	0.33	0.47	1.67	0.61
Weighted average shares outstanding—basic	95,791,466	104,830,300	98,785,999	105,866,771
Weighted average shares outstanding—diluted	98,610,267	105,665,282	101,252,927	107,092,882
Book value per common share [b]	$30.45	$27.27	$30.45	$27.27	11.7%	11.7%
Diluted book value per share (treasury stock method) [b]	29.57	27.18	29.57	27.18	8.8%	8.8%
Diluted tangible book value per share (treasury stock method) [b]	29.01	26.64	29.01	26.64	8.9%	8.9%

RATIOS
Annualized return on average shareholders’ equity [c]	5.2%	6.9%	9.1%	1.6%
Annualized net operating return on average shareholders’ equity [c]	4.5%	7.1%	7.9%	3.1%
Loss ratio [d]	68.8%	57.3%	61.9%	66.5%
Acquisition cost ratio [d]	18.6%	17.7%	18.0%	18.3%
General and administrative expense ratio [d]	12.4%	12.7%	13.0%	13.7%
Combined ratio [d]	99.9%	87.7%	92.9%	98.4%

[a]	Non-GAAP financial measure. For definition and calculation see page 32.
[b]	For calculations see page 33.
[c]	Non-GAAP financial measure. For calculations see page 30.
[d]	For property and casualty business only.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
ASSETS
Cash and cash equivalents	$405,809	$427,704	$394,514	$469,477	$427,898
Fixed maturities, trading at fair value	376,498	211,796	223,592	229,206	227,753
Fixed maturities, available for sale at fair value	5,728,640	5,709,850	5,518,102	5,501,925	5,662,869
Fixed maturities, held to maturity at amortized cost	837,348	833,990	885,214	874,259	926,916
Other investments	376,870	366,404	332,884	286,515	311,633
Restricted cash and cash equivalents	245,747	336,253	450,229	453,367	442,077
Accrued interest income	65,236	65,252	64,295	71,322	71,038
Premiums receivable	872,948	991,927	869,800	715,154	777,980
Losses and benefits recoverable from reinsurers	1,149,684	1,083,840	1,108,036	1,068,119	1,079,035
Deferred acquisition costs	166,128	170,904	176,199	145,850	166,353
Prepaid reinsurance premiums	303,171	326,014	299,163	212,238	214,132
Trades pending settlement	77,802	31,925	111,194	22,887	34,158
Goodwill and intangible assets	55,371	55,431	55,771	56,111	56,652
Other assets	72,758	85,296	86,785	79,417	73,836

Total assets	$10,734,010	$10,696,586	$10,575,778	$10,185,847	$10,472,330

LIABILITIES
Property and casualty losses	$4,460,045	$4,308,316	$4,322,847	$4,216,538	$4,205,057
Life and annuity benefits	1,148,317	1,148,304	1,203,752	1,190,697	1,230,344
Deposit liabilities	139,518	158,412	151,058	151,035	147,493
Funds withheld from reinsurers	93,190	93,510	92,793	112,469	124,631
Unearned property and casualty premiums	1,192,203	1,281,406	1,221,788	1,020,639	1,149,108
Reinsurance balances payable	214,202	260,351	201,409	134,354	178,560
Accounts payable and accrued expenses	93,810	116,575	90,359	110,380	110,527
Trades pending settlement	29,022	37,455	—	—	41,383
Senior notes	440,527	440,521	440,510	440,500	440,489

Total liabilities	7,810,834	7,844,850	7,724,516	7,376,612	7,627,592

SHAREHOLDERS’ EQUITY
Common shares (par value $1.00) 95,985,461 shares issued and outstanding	95,985	96,853	100,707	102,102	104,324
Additional paid-in capital	1,715,748	1,729,311	1,807,287	1,847,034	1,890,763
Accumulated other comprehensive income	265,232	202,229	185,146	166,957	173,025
Retained earnings	846,211	823,343	758,122	693,142	676,626

Total shareholders’ equity	2,923,176	2,851,736	2,851,262	2,809,235	2,844,738

Total liabilities and shareholders’ equity	$10,734,010	$10,696,586	$10,575,778	$10,185,847	$10,472,330

Book value per share	$30.45	$29.44	$28.31	$27.51	$27.27

Diluted book value per share (treasury stock method)	$29.57	$28.68	$27.67	$26.91	$27.18

Diluted tangible book value per share (treasury stock method) [a]	$29.01	$28.12	$27.13	$26.37	$26.64

Debt-to-capital ratio [b]	13.1%	13.4%	13.4%	13.6%	13.4%

[a]	Non-GAAP financial measure. For calculations see page 33.
[b]	Calculated as debt, being senior notes divided by shareholders’ equity plus debt.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME—QUARTERLY (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	Sept. 30, 2010
REVENUES
Gross premiums written	$386,228	$566,857	$661,330	$325,983	$386,328	$325,213
Reinsurance premiums ceded	(123,477)	(189,879)	(224,462)	(107,203)	(90,891)	(60,611)

Net premiums written	$262,751	$376,978	$436,868	$218,780	$295,437	$264,602

Earned premiums	$483,222	$496,839	$477,867	$460,636	$452,931	$436,244
Earned premiums ceded	(150,584)	(146,061)	(139,692)	(111,532)	(105,889)	(93,812)

Net premiums earned	332,638	350,778	338,175	349,104	347,042	342,432
Net investment income	53,518	54,729	58,678	57,080	60,335	59,711
Net realized and unrealized gains (losses) on investments	20,436	13,481	25,493	(5,775)	(7,972)	15,411
Total other-than-temporary impairment losses	(522)	(420)	(5,467)	(703)	(692)	(90)
Portion of loss recognized in other comprehensive income (loss) before taxes	(70)	(150)	98	1	(169)	(61)

Net impairment losses recognized in earnings	(592)	(570)	(5,369)	(702)	(861)	(151)
Other income	1,586	1,928	5,362	2,017	1,473	1,327

Total revenues	407,586	420,346	422,339	401,724	400,017	418,730

LOSSES AND EXPENSES
Net losses and loss expenses	228,529	196,764	206,029	231,533	198,521	191,012
Claims and policy benefits	11,838	13,272	13,466	14,564	14,538	15,060
Acquisition costs	61,923	62,171	59,724	64,380	61,434	60,859
Interest expense	9,026	9,635	8,628	13,296	11,303	7,551
Net foreign exchange (gains) losses	(82)	25	(32)	(753)	(147)	3,353
Merger and acquisition expenses	—	—	—	—	—	550
General and administrative expenses	57,515	58,777	60,082	54,657	61,555	56,650

Total losses and expenses	368,749	340,644	347,897	377,677	347,204	335,035

INCOME BEFORE TAXES	38,837	79,702	74,442	24,047	52,813	83,695
Income tax expense (benefit)	1,185	762	(4,582)	(6,901)	4,427	858

NET INCOME	37,652	78,940	79,024	30,948	48,386	82,837
Change in net unrealized gains and losses on fixed maturities, net of tax	54,301	23,444	16,819	(3,670)	61,540	74,383
Foreign currency translation adjustment	8,702	(6,361)	1,370	(2,398)	(20,733)	13,224

COMPREHENSIVE INCOME	$100,655	$96,023	$97,213	$24,880	$89,193	$170,444

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	68.8%	56.2%	61.0%	66.5%	57.3%	56.0%
Acquisition cost ratio [b]	18.6%	17.7%	17.6%	18.5%	17.7%	17.8%
General and administrative expense ratio [c]	12.4%	12.6%	14.0%	12.4%	12.7%	12.2%

Combined ratio [d]	99.9%	86.6%	92.6%	97.4%	87.7%	86.0%

Net income per share	$0.39	$0.79	$0.78	$0.30	$0.46	$0.71
Net income per diluted share	$0.38	$0.77	$0.77	$0.30	$0.46	$0.70
Net operating income per share—diluted [e]	$0.33	$0.68	$0.66	$0.30	$0.47	$0.64
Annualized ROAE [f]	5.2%	11.1%	11.2%	4.4%	6.9%	11.1%
Annualized net operating ROAE [f]	4.5%	9.7%	9.6%	4.5%	7.1%	10.2%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquistion costs and general and administrative expenses by net premiums earned for the property & casualty business.
[e]	Non-GAAP financial measure. See page 32 for calculation of net operating income per share—diluted.
[f]	Non-GAAP financial measure. See page 30 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME—YEAR TO DATE AND PRIOR YEARS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	NINE MONTHS ENDED			YEAR ENDED
	Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2010 [g]	Dec. 31, 2011	Dec. 31, 2010 [g]
REVENUES
Gross premiums written	$1,614,415	$1,578,083	$1,095,333	$1,904,066	$1,410,731
Reinsurance premiums ceded	(537,818)	(364,874)	(293,546)	(472,077)	(371,163)

Net premiums written	$1,076,597	$1,213,209	$801,787	$1,431,989	$1,039,568

Earned premiums	$1,457,928	$1,385,201	$1,132,964	$1,845,837	$1,578,647
Earned premiums ceded	(436,337)	(309,331)	(303,032)	(420,863)	(406,161)

Net premiums earned	1,021,591	1,075,870	829,932	1,424,974	1,172,486
Net investment income	166,925	177,766	161,378	234,846	222,458
Net realized and unrealized gains (losses) on investments	59,410	(32,564)	7,047	(38,339)	16,872
Total other-than-temporary impairment losses	(6,409)	(2,003)	(1,955)	(2,706)	(5,873)
Portion of loss recognized in other comprehensive income (loss) before taxes	(122)	(240)	1,084	(239)	3,228

Net impairment losses recognized in earnings	(6,531)	(2,243)	(871)	(2,945)	(2,645)
Other income	8,876	3,379	1,946	5,396	4,808

Total revenues	1,250,271	1,222,208	999,432	1,623,932	1,413,979

LOSSES AND EXPENSES
Net losses and loss expenses	631,322	714,060	475,794	945,593	654,841
Claims and policy benefits	38,576	44,818	46,662	59,382	65,213
Acquisition costs	183,818	196,722	133,901	261,102	187,464
Interest expense	27,289	30,392	20,409	43,688	28,275
Net foreign exchange (gains) losses	(89)	2,065	267	1,312	(115)
Merger and acquisition expenses	—	—	(49,276)	—	(48,776)
General and administrative expenses	176,374	202,417	143,827	257,074	220,586

Total losses and expenses	1,057,290	1,190,474	771,584	1,568,151	1,107,488

INCOME BEFORE TAXES	192,981	31,734	227,848	55,781	306,491
Income tax (benefit) expense	(2,635)	(2,600)	5,183	(9,501)	4,156

NET INCOME	195,616	34,334	222,665	65,282	302,335
Change in net unrealized gains and losses on fixed maturities, net of tax	94,564	89,774	169,039	86,104	81,406
Foreign currency translation adjustment	3,711	(15,695)	(4,145)	(18,093)	(7,891)

COMPREHENSIVE INCOME	$293,891	$108,413	$387,559	$133,293	$375,850

KEY RATIOS/PER SHARE DATA
Loss ratio [a]	61.9%	66.5%	57.5%	66.5%	56.1%
Acquisition cost ratio [b]	18.0%	18.3%	16.1%	18.3%	16.0%
General and administrative expense ratio [c]	13.0%	13.7%	12.4%	13.4%	13.6%

Combined ratio [d]	92.9%	98.4%	86.1%	98.2%	85.7%

Net income per share—basic	$1.98	$0.32	$2.52	$0.62	$3.19
Net income per share—diluted	$1.93	$0.32	$2.50	$0.61	$3.17
Net operating income per share—diluted [e]	$1.67	$0.61	$1.97	$0.91	$2.64
Annualized ROAE [f]	9.1%	1.6%	12.9%	2.3%	12.3%
Annualized Net Operating ROAE [f]	7.9%	3.1%	10.2%	3.4%	10.2%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquistion costs and general and administrative expenses by net premiums earned for the property & casualty business.
[e]	Non-GAAP financial measure. See page 32 for calculation of net operating income per share—diluted.
[f]	Non-GAAP financial measure. See page 30 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE.
[g]	Includes the results for Harbor Point from May 12, 2010.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–QUARTER ENDED SEPTEMBER 30, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity Reinsurance
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total		Corporate	Consolidated
Gross premiums written	$81,627	$88,006	$172,796	$43,074	$385,503	$725	$—	$386,228
Reinsurance premiums ceded	(44,157)	(40,083)	(30,318)	(8,835)	(123,393)	(84)	—	(123,477)

Net premiums written	$37,470	$47,923	$142,478	$34,239	$262,110	$641	$—	$262,751

Earned premiums	$92,526	$100,187	$223,231	$66,553	$482,497	$725	$—	$483,222
Earned premiums ceded	(48,392)	(52,222)	(36,446)	(13,440)	(150,500)	(84)	—	(150,584)

Net premiums earned	44,134	47,965	186,785	53,113	331,997	641	—	332,638

Net losses and loss expenses	(31,631)	(46,489)	(98,067)	(52,342)	(228,529)	—	—	(228,529)
Claims and policy benefits	—	—	—	—	—	(11,838)	—	(11,838)
Acquisition costs	(124)	(4,404)	(47,159)	(10,104)	(61,791)	(132)	—	(61,923)
General and administrative expenses	(6,328)	(11,337)	(16,259)	(7,342)	(41,266)	(74)	—	(41,340)
Other income	—	—	1,560	1	1,561	—	—	1,561

Underwriting income (loss)	$6,051	$(14,265)	$26,860	$(16,674)	$1,972	n/a	—	n/a

Net investment income						13,224	40,294	53,518
Net realized and unrealized gains on investments							20,436	20,436
Net impairment losses recognized in earnings							(592)	(592)
Corporate other income							25	25
Interest expense							(9,026)	(9,026)
Net foreign exchange gains							82	82
Corporate general and administrative expenses							(16,175)	(16,175)

Income before taxes						$1,821	$35,044	$38,837

Loss ratio [a]	71.7%	96.9%	52.5%	98.5%	68.8%
Acquisition cost ratio [b]	0.3%	9.2%	25.2%	19.0%	18.6%
General and administrative expense ratio [c]	14.3%	23.6%	8.7%	13.8%	12.4%

Combined ratio [d]	86.3%	129.7%	86.5%	131.4%	99.9%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.

Percentage totals may not add due to rounding.

Effective July 1, 2012, the Company redefined its reporting segments by combining the reinsurance and Latin America segments into a single reinsurance segment. The Latin America segment comprised reinsurance business written for clients in Latin America through the Company’s Rio de Janeiro, Bogotá and Buenos Aires offices. This business will now be combined with and reported as part of the reinsurance segment. Segment disclosures for comparative periods have been re-presented to reflect this change.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS—QUARTER ENDED SEPTEMBER 30, 2012 (Unaudited)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS
Loss ratio	71.7%	96.9%	52.5%	98.5%	68.8%
Acquisition cost ratio	0.3%	9.2%	25.2%	19.0%	18.6%
General and administrative expense ratio	14.3%	23.6%	8.7%	13.8%	12.4%

Combined ratio	86.3%	129.7%	86.5%	131.4%	99.9%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	4.2%	—	10.2%	3.3%	6.8%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	75.8%	96.9%	62.7%	101.8%	75.7%
Acquisition cost ratio	0.3%	9.2%	25.2%	19.0%	18.6%
General and administrative expense ratio	14.3%	23.6%	8.7%	13.8%	12.4%

Combined ratio	90.4%	129.7%	96.7%	134.7%	106.7%

CONSOLIDATED UNDERWRITING RATIOS—QUARTER ENDED SEPTEMBER 30, 2011 (Unaudited)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS
Loss ratio	47.3%	65.1%	56.6%	61.6%	57.3%
Acquisition cost ratio	(1.7%)	17.5%	22.4%	15.7%	17.7%
General and administrative expense ratio	14.9%	18.5%	9.2%	20.2%	12.7%

Combined ratio	60.5%	101.1%	88.1%	97.5%	87.7%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	41.1%	(0.8%)	5.7%	4.9%	9.2%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	88.4%	64.3%	62.2%	66.5%	66.5%
Acquisition cost ratio	(1.7%)	17.5%	22.4%	15.7%	17.7%
General and administrative expense ratio	14.9%	18.5%	9.2%	20.2%	12.7%

Combined ratio	101.7%	100.3%	93.8%	102.4%	96.8%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

GLOBAL INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	Sept. 30, 2010
Gross premiums written	$81,627	$125,276	$66,771	$97,660	$73,297	$70,271
Reinsurance premiums ceded	(44,157)	(53,224)	(43,251)	(50,172)	(37,625)	(34,075)

Net premiums written	$37,470	$72,052	$23,520	$47,488	$35,672	$36,196

Earned premiums	$92,526	$92,803	$94,103	$91,077	$93,467	$96,777
Earned premiums ceded	(48,392)	(45,367)	(47,133)	(42,827)	(48,456)	(41,097)

Net premiums earned	44,134	47,436	46,970	48,250	45,011	55,680

Net losses and loss expenses	(31,631)	(22,745)	(18,061)	(15,152)	(21,288)	(23,775)
Acquisition costs	(124)	(239)	(59)	(1,084)	748	(1,265)
General and administrative expenses	(6,328)	(6,913)	(6,481)	(6,952)	(6,699)	(6,435)
Other income (loss)	—	1	815	(128)	—	771

Underwriting income	$6,051	$17,540	$23,184	$24,934	$17,772	$24,976

Loss ratio	71.7%	47.9%	38.5%	31.4%	47.3%	42.7%
Acquisition cost ratio	0.3%	0.5%	0.1%	2.2%	(1.7%)	2.3%
General and administrative expense ratio	14.3%	14.6%	13.8%	14.4%	14.9%	11.6%

Combined ratio	86.3%	63.0%	52.4%	48.1%	60.5%	56.5%

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	Sept. 30, 2010
Gross premiums written	$88,006	$112,186	$104,282	$102,279	$84,858	$71,871
Reinsurance premiums ceded	(40,083)	(51,524)	(70,494)	(45,443)	(30,579)	(21,513)

Net premiums written	$47,923	$60,662	$33,788	$56,836	$54,279	$50,358

Earned premiums	$100,187	$100,300	$96,241	$90,048	$83,279	$79,200
Earned premiums ceded	(52,222)	(44,490)	(40,456)	(34,078)	(28,004)	(27,770)

Net premiums earned	47,965	55,810	55,785	55,970	55,275	51,430

Net losses and loss expenses	(46,489)	(37,333)	(37,564)	(45,129)	(36,002)	(32,199)
Acquisition costs	(4,404)	(6,169)	(7,696)	(8,349)	(9,669)	(6,880)
General and administrative expenses	(11,337)	(12,215)	(12,257)	(12,299)	(10,228)	(9,975)
Other income (loss)	—	—	81	84	58	337

Underwriting (loss) income	$(14,265)	$93	$(1,651)	$(9,723)	$(566)	$2,713

Loss ratio	96.9%	66.9%	67.3%	80.6%	65.1%	62.6%
Acquisition cost ratio	9.2%	11.1%	13.8%	14.9%	17.5%	13.4%
General and administrative expense ratio	23.6%	21.9%	22.0%	22.0%	18.5%	19.4%

Combined ratio	129.7%	99.8%	103.1%	117.5%	101.1%	95.4%

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	Sept. 30, 2010
Gross premiums written	$172,796	$256,333	$343,694	$96,942	$182,535	$135,816
Reinsurance premiums ceded	(30,318)	(57,908)	(72,109)	(2,546)	(15,874)	(2,524)

Net premiums written	$142,478	$198,425	$271,585	$94,396	$166,661	$133,292

Earned premiums	$223,231	$233,352	$214,184	$225,492	$224,829	$216,322
Earned premiums ceded	(36,446)	(32,941)	(32,036)	(19,521)	(18,489)	(15,533)

Net premiums earned	186,785	200,411	182,148	205,971	206,340	200,789

Net losses and loss expenses	(98,067)	(103,656)	(111,729)	(106,906)	(116,769)	(119,784)
Acquisition costs	(47,159)	(48,164)	(42,416)	(46,839)	(46,138)	(45,885)
General and administrative expenses	(16,259)	(17,061)	(19,311)	(16,690)	(18,901)	(19,111)
Other income (loss)	1,560	1,895	4,441	(100)	777	61

Underwriting income	$26,860	$33,425	$13,133	$35,436	$25,309	$16,070

Loss ratio	52.5%	51.7%	61.3%	51.9%	56.6%	59.7%
Acquisition cost ratio	25.2%	24.0%	23.3%	22.7%	22.4%	22.9%
General and administrative expense ratio	8.7%	8.5%	10.6%	8.1%	9.2%	9.5%

Combined ratio	86.5%	84.3%	95.2%	82.7%	88.1%	92.0%

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	Sept. 30, 2010
Gross premiums written	$43,074	$72,008	$146,143	$27,933	$44,816	$45,922
Reinsurance premiums ceded	(8,835)	(27,068)	(38,590)	(8,888)	(6,723)	(2,397)

Net premiums written	$34,239	$44,940	$107,553	$19,045	$38,093	$43,525

Earned premiums	$66,553	$69,330	$72,899	$52,850	$50,534	$42,612
Earned premiums ceded	(13,440)	(23,108)	(20,049)	(14,952)	(10,850)	(9,310)

Net premiums earned	53,113	46,222	52,850	37,898	39,684	33,302
Net losses and loss expenses	(52,342)	(33,030)	(38,675)	(64,346)	(24,462)	(15,254)
Acquisition costs	(10,104)	(7,443)	(9,434)	(7,977)	(6,230)	(6,658)
General and administrative expenses	(7,342)	(7,856)	(9,095)	(7,271)	(8,007)	(6,275)
Other income (loss)	1	7	—	851	(27)	177

Underwriting (loss) income	$(16,674)	$(2,100)	$(4,354)	$(40,845)	$958	$5,292

Loss ratio	98.5%	71.5%	73.2%	169.8%	61.6%	45.8%
Acquisition cost ratio	19.0%	16.1%	17.9%	21.0%	15.7%	20.0%
General and administrative expense ratio	13.8%	17.0%	17.2%	19.2%	20.2%	18.8%

Combined ratio	131.4%	104.6%	108.2%	210.0%	97.5%	84.6%

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	Sept. 30, 2010
Gross premiums written	$725	$1,054	$440	$1,169	$822	$1,333
Reinsurance premiums ceded	(84)	(155)	(18)	(154)	(90)	(102)

Net premiums written	$641	$899	$422	$1,015	$732	$1,231

Earned premiums	$725	$1,054	$440	$1,169	$822	$1,333
Earned premiums ceded	(84)	(155)	(18)	(154)	(90)	(102)

Net premiums earned	641	899	422	1,015	732	1,231
Net investment income	13,224	13,466	14,776	11,515	12,131	12,182
Net realized and unrealized (losses) gains on investments	—	—	—	(5,509)	(6,407)	3,321
Other income (loss)	—	—	—	413	(8)	(43)
Claims and policy benefits	(11,838)	(13,272)	(13,466)	(14,564)	(14,538)	(15,060)
Acquisition costs	(132)	(156)	(119)	(131)	(145)	(171)
General and administrative expenses	(74)	(119)	(34)	(67)	(145)	(577)

Income (loss) before taxes	$1,821	$818	$1,579	$(7,328)	$(8,380)	$883

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE QUARTERS ENDED
		Sept. 30, 2012	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	Sept. 30, 2010
Property & Casualty:
Global Insurance:
Aviation	S	$5,996	$3,954	$1,302	$20,410	$6,736	$8,247
Excess Liability	L	23,746	31,435	25,186	21,281	20,365	14,384
Professional Liability	L	36,558	59,407	24,466	40,360	30,590	36,673
Property	S	15,327	30,480	15,817	15,609	15,606	10,967

		81,627	125,276	66,771	97,660	73,297	70,271
U.S. Insurance:
General/ Excess Liability	L	18,240	23,683	34,667	31,618	24,925	25,566
Marine	S	25,333	28,634	25,201	23,806	22,189	15,637
Professional Liability	L	17,185	13,133	11,208	15,720	13,318	3,613
Property	S	27,248	46,736	33,206	31,135	24,426	27,055

		88,006	112,186	104,282	102,279	84,858	71,871
Reinsurance:
Agriculture	S	576	5,298	17,505	186	998	(2,665)
Auto	S	2,491	39,590	512	20,548	7,716	9,702
Aviation	S	16,456	5,820	5,525	337	14,670	15,313
Credit/ Surety	S	19,018	3,266	35,850	6,764	8,484	6,938
General Casualty	L	11,182	23,625	14,956	13,130	22,870	20,113
Marine & Energy	S	3,259	6,610	13,395	3,407	4,131	8,826
Medical Malpractice	L	5,565	8,105	11,276	1,673	6,867	(3,131)
Other	S	(882)	549	4,437	(181)	1,112	1,128
Professional Liability	L	34,585	37,246	59,458	20,270	39,877	37,926
Property	S	68,266	117,629	161,124	21,645	70,274	42,458
Whole Account	S/L	2,879	191	1,408	2,408	(1,946)	(1,353)
Workers’ Compensation	L	9,401	8,404	18,248	6,755	7,482	561

		172,796	256,333	343,694	96,942	182,535	135,816
Alterra at Lloyd’s:
Accident & Health	S	9,574	8,250	17,432	5,646	9,523	5,919
Agriculture	S	(2,627)	613	20,370	—	—	—
Aviation	S	2,914	3,220	2,486	5,562	4,130	3,946
Financial Institutions	L	6,566	5,400	6,904	8,137	3,591	8,130
International Casualty	L	6,093	8,423	49,268	1,947	7,903	3,702
Marine	S	2,014	2,282	2,726	1,493	—	—
Professional Liability	L	4,980	6,108	5,428	1,868	440	4,330
Property	S	13,560	37,712	41,529	3,280	19,229	19,895

		43,074	72,008	146,143	27,933	44,816	45,922

Aggregate Property & Casualty		$385,503	$565,803	$660,890	$324,814	$385,506	$323,880

Life & Annuity:
Annuity		$—	$(353)	$353	$770	$449	$—
Life		725	1,407	87	399	373	1,333

Aggregate Life & Annuity		$725	$1,054	$440	$1,169	$822	$1,333

Aggregate Property & Casualty and Life & Annuity		$386,228	$566,857	$661,330	$325,983	$386,328	$325,213

S = Short tail lines		$209,963	$340,739	$399,121	$160,851	$208,251	$172,689
L = Long tail lines		175,540	225,064	261,769	163,963	177,255	151,191

Aggregate Property & Casualty		$385,503	$565,803	$660,890	$324,814	$385,506	$323,880

Property [a]		$124,401	$232,557	$251,676	$71,669	$129,535	$100,375
Casualty [b]		174,101	224,969	261,065	162,759	178,228	151,867
Specialty [c]		87,001	108,277	148,149	90,386	77,743	71,638

Aggregate Property & Casualty		$385,503	$565,803	$660,890	$324,814	$385,506	$323,880

[a]	Property includes property lines of business.
[b]	Casualty includes excess liability, financial institutions, general liability, general casualty, international casualty, medical malpractice, professional liability and workers’ compensation lines of business.
[c]	Specialty includes accident & health, agriculture, auto, aviation, credit/surety, energy, marine, other, and whole account lines of business.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–NINE MONTHS ENDED SEPTEMBER 30, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity Reinsurance
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total		Corporate	Consolidated
Gross premiums written	$273,674	$304,474	$772,823	$261,225	$1,612,196	$2,219	$—	$1,614,415
Reinsurance premiums ceded	(140,632)	(162,101)	(160,335)	(74,493)	(537,561)	(257)	—	(537,818)

Net premiums written	$133,042	$142,373	$612,488	$186,732	$1,074,635	$1,962	$—	$1,076,597

Earned premiums	$279,432	$296,728	$670,767	$208,782	$1,455,709	$2,219	$—	$1,457,928
Earned premiums ceded	(140,892)	(137,168)	(101,423)	(56,597)	(436,080)	(257)	—	(436,337)

Net premiums earned	138,540	159,560	569,344	152,185	1,019,629	1,962	—	1,021,591
Net losses and loss expenses	(72,437)	(121,386)	(313,452)	(124,047)	(631,322)	—	—	(631,322)
Claims and policy benefits	—	—	—	—	—	(38,576)	—	(38,576)
Acquisition costs	(422)	(18,269)	(137,739)	(26,981)	(183,411)	(407)	—	(183,818)
General and administrative expenses	(19,722)	(35,809)	(52,631)	(24,293)	(132,455)	(227)	—	(132,682)
Other income	816	81	7,896	8	8,801	—	—	8,801

Underwriting income (loss)	46,775	(15,823)	73,418	(23,128)	81,242	n/a	—	n/a
Net investment income						41,466	125,459	166,925
Net realized and unrealized gains on investments							59,410	59,410
Net impairment losses recognized in earnings							(6,531)	(6,531)
Corporate other income							75	75
Interest expense							(27,289)	(27,289)
Net foreign exchange gains							89	89
Corporate general and administrative expenses							(43,692)	(43,692)

Income before taxes						$4,218	$107,521	$192,981

Loss ratio [a]	52.3%	76.1%	55.1%	81.5%	61.9%
Acquisition cost ratio [b]	0.3%	11.4%	24.2%	17.7%	18.0%
General and administrative expense ratio [c]	14.2%	22.4%	9.2%	16.0%	13.0%

Combined ratio [d]	66.8%	110.0%	88.5%	115.2%	92.9%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business.
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned for the property & casualty business.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS—NINE MONTHS ENDED SEPTEMBER 30, 2012 (Unaudited)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS
Loss ratio	52.3%	76.1%	55.1%	81.5%	61.9%
Acquisition cost ratio	0.3%	11.4%	24.2%	17.7%	18.0%
General and administrative expense ratio	14.2%	22.4%	9.2%	16.0%	13.0%

Combined ratio	66.8%	110.0%	88.5%	115.2%	92.9%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
Loss ratio [a]	21.8%	(0.6%)	4.8%	(1.8%)	5.3%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS
Loss ratio	74.1%	75.4%	59.9%	79.7%	67.2%
Acquisition cost ratio	0.3%	11.4%	24.2%	17.7%	18.0%
General and administrative expense ratio	14.2%	22.4%	9.2%	16.0%	13.0%

Combined ratio	88.7%	109.3%	93.3%	113.4%	98.2%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

CONSOLIDATED UNDERWRITING RATIOS—NINE MONTHS ENDED SEPTEMBER 30, 2011 (Unaudited)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total
UNDERWRITING RATIOS

Loss ratio	54.5%	64.8%	68.0%	74.7%	66.5%
Acquisition cost ratio	(1.1%)	16.8%	22.0%	22.9%	18.3%
General and administrative expense ratio	15.3%	19.6%	10.7%	19.1%	13.7%

Combined ratio	68.6%	101.2%	100.7%	116.7%	98.4%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	28.9%	(0.3%)	9.1%	9.4%	10.3%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	83.4%	64.5%	77.1%	84.1%	76.8%
Acquisition cost ratio	(1.1%)	16.8%	22.0%	22.9%	18.3%
General and administrative expense ratio	15.3%	19.6%	10.7%	19.1%	13.7%

Combined ratio	97.5%	100.9%	109.8%	126.1%	108.7%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

GLOBAL INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2010	Dec. 31, 2011	Dec. 31, 2010

Gross premiums written	$273,674	$268,101	$269,004	$365,761	$370,120
Reinsurance premiums ceded	(140,632)	(131,282)	(118,908)	(181,454)	(170,608)

Net premiums written	$133,042	$136,819	$150,096	$184,307	$199,512

Earned premiums	$279,432	$273,010	$293,692	$364,087	$391,716
Earned premiums ceded	(140,892)	(132,521)	(132,019)	(175,348)	(173,123)

Net premiums earned	138,540	140,489	161,673	188,739	218,593
Net losses and loss expenses	(72,437)	(76,601)	(96,981)	(91,753)	(128,823)
Acquisition costs	(422)	1,601	(1,753)	517	(3,381)
General and administrative expenses	(19,722)	(21,425)	(18,833)	(28,377)	(28,615)
Other income	816	814	760	686	760

Underwriting income	$46,775	$44,878	$44,866	$69,812	$58,534

Loss ratio	52.3%	54.5%	60.0%	48.6%	58.9%
Acquisition cost ratio	0.3%	(1.1%)	1.1%	(0.3%)	1.5%
General and administrative expense ratio	14.2%	15.3%	11.6%	15.0%	13.1%

Combined ratio	66.8%	68.6%	72.7%	63.4%	73.6%

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2010	Dec. 31, 2011	Dec. 31, 2010
Gross premiums written	$304,474	$272,417	$246,245	$374,696	$323,990
Reinsurance premiums ceded	(162,101)	(97,123)	(77,592)	(142,566)	(98,576)

Net premiums written	$142,373	$175,294	$168,653	$232,130	$225,414

Earned premiums	$296,728	$246,993	$229,122	$337,041	$311,950
Earned premiums ceded	(137,168)	(79,640)	(96,335)	(113,718)	(125,218)

Net premiums earned	159,560	167,353	132,787	223,323	186,732
Net losses and loss expenses	(121,386)	(108,429)	(82,614)	(153,558)	(118,337)
Acquisition costs	(18,269)	(28,055)	(19,689)	(36,404)	(28,444)
General and administrative expenses	(35,809)	(32,872)	(26,433)	(45,171)	(36,015)
Other income	81	195	439	279	507

Underwriting (loss) income	$(15,823)	$(1,808)	$4,490	$(11,531)	$4,443

Loss ratio	76.1%	64.8%	62.2%	68.8%	63.4%
Acquisition cost ratio	11.4%	16.8%	14.8%	16.3%	15.2%
General and administrative expense ratio	22.4%	19.6%	19.9%	20.2%	19.3%

Combined ratio	110.0%	101.2%	96.9%	105.3%	97.9%

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2010	Dec. 31, 2011	Dec. 31, 2010

Gross premiums written	$772,823	$810,244	$417,739	$907,186	$531,912
Reinsurance premiums ceded	(160,335)	(81,438)	(61,223)	(83,984)	(64,131)

Net premiums written	$612,488	$728,806	$356,516	$823,202	$467,781

Earned premiums	$670,767	$691,196	$486,885	$916,688	$705,398
Earned premiums ceded	(101,423)	(50,989)	(50,545)	(70,510)	(71,627)

Net premiums earned	569,344	640,207	436,340	846,178	633,771

Net losses and loss expenses	(313,452)	(435,053)	(252,365)	(541,959)	(352,491)
Acquisition costs	(137,739)	(141,014)	(93,535)	(187,853)	(132,831)
General and administrative expenses	(52,631)	(68,329)	(43,999)	(85,019)	(70,639)
Other income	7,896	1,325	216	1,225	—

Underwriting income (loss)	$73,418	$(2,864)	$46,657	$32,572	$77,810

Loss ratio	55.1%	68.0%	57.8%	64.0%	55.6%
Acquisition cost ratio	24.2%	22.0%	21.4%	22.2%	21.0%
General and administrative expense ratio	9.2%	10.7%	10.1%	10.0%	11.1%

Combined ratio	88.5%	100.7%	89.4%	96.3%	87.7%

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2010	Dec. 31, 2011	Dec. 31, 2010
Gross premiums written	$261,225	$225,134	$159,347	$253,067	$179,774
Reinsurance premiums ceded	(74,493)	(54,820)	(35,589)	(63,708)	(37,448)

Net premiums written	$186,732	$170,314	$123,758	$189,359	$142,326

Earned premiums	$208,782	$171,815	$120,267	$224,665	$164,648
Earned premiums ceded	(56,597)	(45,970)	(23,899)	(60,922)	(35,793)

Net premiums earned	152,185	125,845	96,368	163,743	128,855
Net losses and loss expenses	(124,047)	(93,977)	(43,834)	(158,323)	(55,190)
Acquisition costs	(26,981)	(28,828)	(18,484)	(36,805)	(22,447)
General and administrative expenses	(24,293)	(24,033)	(13,705)	(31,304)	(23,965)
Other income	8	353	528	1,204	2,534

Underwriting (loss) income	$(23,128)	$(20,640)	$20,873	$(61,485)	$29,787

Loss ratio	81.5%	74.7%	45.5%	96.7%	42.8%
Acquisition cost ratio	17.7%	22.9%	19.2%	22.5%	17.4%
General and administrative expense ratio	16.0%	19.1%	14.2%	19.1%	18.6%

Combined ratio	115.2%	116.7%	78.9%	138.3%	78.8%

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2010	Dec. 31, 2011	Dec. 31, 2010
Gross premiums written	$2,219	$2,187	$2,998	$3,356	$4,935
Reinsurance premiums ceded	(257)	(211)	(234)	(365)	(400)

Net premiums written	$1,962	$1,976	$2,764	$2,991	$4,535

Earned premiums	$2,219	$2,187	$2,998	$3,356	$4,935
Earned premiums ceded	(257)	(211)	(234)	(365)	(400)

Net premiums earned	1,962	1,976	2,764	2,991	4,535
Net investment income	41,466	37,019	37,701	48,534	49,785
Net realized and unrealized (losses) gains on investments	—	(4,899)	7,377	(10,408)	11,358
Other income (loss)	—	(31)	(71)	382	286
Claims and policy benefits	(38,576)	(44,818)	(46,662)	(59,382)	(65,213)
Acquisition costs	(407)	(426)	(440)	(557)	(361)
General and administrative expenses	(227)	(581)	(1,876)	(648)	(2,964)

Income (loss) before taxes	$4,218	$(11,760)	$(1,207)	$(19,088)	$(2,574)

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

		FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
		Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2010	Dec. 31, 2011	Dec. 31, 2010
Property & Casualty:
Global Insurance:
Aviation	S	$11,252	$11,966	$17,211	$32,376	$39,888
Excess Liability	L	80,367	77,301	71,230	98,582	89,933
Professional Liability	L	120,431	117,521	129,462	157,881	177,199
Property	S	61,624	61,313	51,101	76,922	63,100

		273,674	268,101	269,004	365,761	370,120
U.S. Insurance:
General Liability	L	76,590	73,036	76,205	104,655	104,777
Marine	S	79,168	64,687	49,696	88,493	67,454
Professional Liability	L	41,526	28,449	9,526	44,168	12,454
Property	S	107,190	106,245	110,818	137,380	139,305

		304,474	272,417	246,245	374,696	323,990
Reinsurance [a]:
Agriculture	S	23,379	30,496	30,628	30,682	29,222
Auto	S	42,593	77,812	9,707	98,360	32,285
Aviation	S	27,801	15,654	28,696	15,991	31,292
Credit/ Surety	S	58,134	34,446	5,447	41,210	7,004
General Casualty	L	49,763	61,522	32,316	74,652	50,394
Marine & Energy	S	23,264	20,605	17,930	24,012	16,381
Medical Malpractice	L	24,946	35,672	31,837	37,345	51,391
Other	S	4,104	3,252	2,209	3,071	2,729
Professional Liability	L	131,289	139,023	81,850	159,293	110,388
Property	S	347,019	330,146	156,995	351,791	166,129
Whole Account	S/L	4,478	33,392	3,582	35,800	3,871
Workers’ Compensation	L	36,053	28,224	16,542	34,979	30,826

		772,823	810,244	417,739	907,186	531,912
Alterra at Lloyd’s:
Accident & Health	S	35,256	31,447	25,351	37,093	30,921
Agriculture	S	18,355	—	—	—	—
Aviation	S	8,620	7,707	10,914	13,269	16,138
Financial Institutions	L	18,870	19,068	19,064	27,205	18,763
International Casualty	L	63,784	49,955	23,559	51,902	26,174
Marine	S	7,022	—	—	1,493	—
Professional Liability	L	17,539	18,828	15,387	20,696	19,591
Property	S	91,779	98,129	65,072	101,409	68,187

		261,225	225,134	159,347	253,067	179,774

Aggregate Property & Casualty		$1,612,196	$1,575,896	$1,092,335	$1,900,710	$1,405,796

Life & Annuity:
Annuity		$—	$1,056	$6	$1,826	$1,135
Life		2,219	1,131	2,992	1,530	3,800

Aggregate Life & Annuity		$2,219	$2,187	$2,998	$3,356	$4,935

Aggregate Property & Casualty and Life & Annuity		$1,614,415	$1,578,083	$1,095,333	$1,904,066	$1,410,731

S = Short tail lines		$948,799	$910,601	$583,566	$1,071,452	$711,971
L = Long tail lines		663,397	665,295	508,769	829,258	693,825

Aggregate Property & Casualty		$1,612,196	$1,575,896	$1,092,335	$1,900,710	$1,405,796

Property [b]		$607,612	37.7%		$667,502	38.5%
Casualty [c]		661,158	41.0%		811,358	37.8%
Specialty [d]		343,426	21.3%		421,850	23.7%

Aggregate Property & Casualty		$1,612,196			$1,900,710

[a]	Includes the results for Harbor Point from May 12, 2010.
[b]	Property includes property lines of business.
[c]	Casualty includes excess liability, financial institutions, general liability, general casualty, international casualty, medical malpractice, professional liability and workers’ compensation lines of business.
[d]	Specialty includes accident & health, agriculture, auto, aviation, credit/surety, energy, marine, other, and whole account lines of business.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

	Carrying Value				Fair Value
Type of Investment	As of Sept. 30, 2012	Investment Distribution	As of Dec. 31, 2011	Investment Distribution	As of Sept. 30, 2012	Investment Distribution	As of Dec. 31, 2011	Investment Distribution
Cash and cash equivalents	$651,556	8.2%	$922,844	11.8%	$651,556	8.0%	$922,844	11.6%

U.S. government and agencies	811,788	10.2%	751,806	9.6%	811,788	9.9%	751,806	9.5%
Non-U.S. governments	240,463	3.0%	164,621	2.1%	240,463	2.9%	164,621	2.1%
Corporate securities	2,673,789	33.5%	2,646,358	33.9%	2,673,788	32.7%	2,646,358	33.3%
Municipal securities	270,501	3.4%	263,007	3.4%	270,501	3.3%	263,007	3.3%
Asset-backed securities	354,739	4.5%	247,965	3.2%	354,740	4.3%	247,965	3.1%
Residential mortgage-backed securities	1,310,149	16.4%	1,296,277	16.6%	1,310,149	16.0%	1,296,277	16.3%
Commercial mortgage-backed securities	443,709	5.6%	361,097	4.6%	443,709	5.4%	361,097	4.5%

Fixed maturities carried at fair value	$6,105,138	76.6%	$5,731,131	73.3%	$6,105,138	74.8%	$5,731,131	72.1%

Other investments	$376,870	4.7%	$286,515	3.7%	$376,870	4.6%	$286,515	3.6%

Total investments carried at fair value	$7,133,564	89.5%	$6,940,490	88.8%	$7,133,564	87.4%	$6,940,490	87.3%

U.S. government and agencies	$27,627	0.3%	$29,201	0.4%	$31,700	0.4%	$32,906	0.4%
Non-U.S. governments	516,673	6.5%	524,449	6.7%	651,431	8.0%	623,080	7.8%
Corporate securities	292,392	3.7%	319,609	4.1%	348,310	4.3%	354,504	4.5%
Asset-backed securities	656	0.0%	1,000	0.0%	658	0.0%	1,003	0.0%

Fixed maturities carried at amortized cost	$837,348	10.5%	$874,259	11.2%	$1,032,099	12.6%	$1,011,493	12.7%

Total invested assets	$7,970,912	100.0%	$7,814,749	100.0%	$8,165,663	100.0%	$7,951,983	100.0%

As of September 30, 2012, the weighted average book yield of the cash and fixed maturities portfolio was 3.21%, and the weighted average duration was 4.4 years.

	Carrying Value				Fair Value
Credit Ratings	As of Sept. 30, 2012	Ratings Distribution	As of Dec. 31, 2011	Ratings Distribution	As of Sept. 30, 2012	Ratings Distribution	As of Dec. 31, 2011	Ratings Distribution
U.S. government and agencies [a]	$2,084,315	30.0%	$1,869,405	28.3%	$2,084,315	29.2%	$1,869,405	27.7%
AAA	1,203,508	17.3%	948,861	14.4%	1,203,508	16.9%	948,861	14.1%
AA	757,361	10.9%	883,783	13.4%	757,361	10.6%	883,783	13.1%
A	1,480,920	21.3%	1,378,361	20.9%	1,480,920	20.7%	1,378,361	20.4%
BBB	321,374	4.6%	281,983	4.3%	321,374	4.5%	281,983	4.2%
BB	67,285	1.0%	84,803	1.3%	67,285	0.9%	84,803	1.3%
B	140,223	2.0%	131,159	2.0%	140,223	2.0%	131,159	1.9%
CCC or lower	33,576	0.5%	53,157	0.8%	33,576	0.5%	53,157	0.8%
Not rated	16,576	0.2%	99,619	1.5%	16,576	0.2%	99,619	1.5%

Fixed maturities carried at fair value	$6,105,138	87.9%	$5,731,131	86.8%	$6,105,138	85.5%	$5,731,131	85.0%

U.S. government and agencies	$27,627	0.4%	$29,201	0.4%	$31,700	0.4%	$32,906	0.5%
AAA	583,187	8.4%	619,832	9.4%	734,678	10.3%	733,632	10.9%
AA	92,473	1.3%	82,511	1.2%	105,763	1.5%	88,631	1.3%
A	101,119	1.5%	117,600	1.8%	120,707	1.7%	129,791	1.9%
BBB	30,567	0.4%	24,117	0.4%	36,974	0.5%	25,705	0.4%
BB	2,375	0.0%	998	0.0%	2,278	0.0%	828	0.0%

Fixed maturities carried at amortized cost	$837,348	12.1%	$874,259	13.2%	$1,032,100	14.5%	$1,011,493	15.0%

Total fixed maturities	$6,942,486	100.0%	$6,605,390	100.0%	$7,137,238	100.0%	$6,742,624	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,272,527 (December 31, 2011: $1,117,599).

Percentage totals may not add due to rounding.

	Quarter Ended Sept. 30, 2012	Quarter Ended June 30, 2012	Quarter Ended Mar. 31, 2012	Quarter Ended Dec. 31, 2011	Quarter Ended Sept. 30, 2011	Quarter Ended Sept. 30, 2010
Net investment income	$53,518	$54,729	$58,678	$57,080	$60,335	$59,711

Realized and unrealized gains on trading fixed maturities	$3,621	$587	$1,066	$763	$1,663	$883
Net realized gains on available for sale fixed maturities	3,087	11,990	7,759	1,990	6,096	6,395
Increase (decrease) in fair value of hedge funds	8,245	(2,894)	3,679	(5,415)	(7,669)	4,820
Increase (decrease) in fair value of structured deposit	1,003	(655)	365	(313)	(2,007)	786
Income from equity method investments	5,167	5,583	4,927	1,024	579	1,660
(Decrease) increase in fair value of derivatives	(687)	(1,130)	7,697	(3,824)	(6,634)	867

Net realized and unrealized gains (losses) on investments	$20,436	$13,481	$25,493	$(5,775)	$(7,972)	$15,411

Net impairment losses recognized in earnings	$(592)	$(570)	$(5,369)	$(702)	$(861)	$(151)

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

		Periodic Rate of Return
	As of Sept. 30, 2012	Last 3 Months	Year to Date	Last 12 months	Last 60 months*
Cash and fixed maturities	$7,594,042	1.94%	4.69%	5.66%	5.65%

Distressed securities	$24,861	3.00%	6.76%	5.19%	2.77%
Diversified arbitrage	12,284	3.75%	10.05%	8.94%	(4.22%)
Emerging markets	3,533	(0.69%)	(28.34%)	(28.60%)	(5.84%)
Event-driven arbitrage	7,710	3.17%	(12.47%)	(27.55%)	(9.52%)
Fixed income arbitrage	—	0.00%	0.00%	0.00%	9.56%
Fund of funds	16,791	2.69%	5.97%	6.36%	2.16%
Global macro	49,517	2.35%	5.53%	3.80%	4.99%
Long / short credit	534	(1.88%)	(4.49%)	(10.49%)	(1.03%)
Long / short equity	148,578	3.99%	6.85%	7.93%	2.91%
Opportunistic	1,660	0.00%	(2.00%)	(2.29%)	(24.48%)

Hedge funds **	265,468	2.56%	2.98%	1.14%	(0.49%)

Derivatives	(649)
Structured deposits	25,254
Equity investments	86,797

Total other investments	$376,870

Total invested assets	$7,970,912

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index [a]		2.37%	3.38%	2.89%	(1.64%)

Hedge Fund Performance History—60 months ended September 30, 2012

Monthly performance	2012	2011	2010	2009	2008	2007
January	1.53%	0.13%	0.79%	2.13%	(1.37%)
February	0.02%	0.57%	0.17%	0.65%	1.83%
March	(0.21%)	0.29%	1.02%	(0.76%)	(2.58%)
April	(0.02%)	0.73%	0.88%	(0.84%)	(0.13%)
May	(0.41%)	(0.28%)	(0.73%)	2.45%	2.51%
June	(0.48%)	(0.89%)	(0.83%)	1.53%	0.93%
July	0.81%	0.15%	0.36%	1.40%	(4.12%)
August	1.20%	(1.37%)	(0.28%)	0.78%	(2.14%)
September	0.53%	(1.13%)	1.28%	1.71%	(7.31%)
October		0.07%	0.84%	1.53%	(4.85%)	4.15%
November		(0.19%)	0.40%	0.35%	(1.75%)	0.10%
December		(1.67%)	0.31%	0.77%	(1.92%)	(0.13%)

Quarterly performance
Q1	1.33%	0.98%	1.99%	2.00%	(2.15%)
Q2	(0.91%)	(0.45%)	(0.69%)	3.14%	3.33%
Q3	2.56%	(2.33%)	1.35%	3.94%	(13.03%)
Q4		(1.79%)	1.56%	2.66%	(8.31%)	4.11%
Period return	2.98%	(3.57%)	4.25%	12.27%	(19.38%)	4.11%

Past performance should not be considered to be a reliable indicator of future performance.

[a]	As reported by HFRI as of October 19, 2012
*	Annualized
**	Net of all fees

ALTERRA CAPITAL HOLDINGS LIMITED

LARGEST 25 CORPORATE HOLDINGS [a] (Unaudited)

(Expressed in thousands of United States Dollars)

	As of September 30, 2012
	Amortized Cost	Fair Value
Issuer
General Electric Co.	$86,017	$92,285
JP Morgan Chase & Co	82,580	85,800
European Investment Bank	64,100	75,071
Citigroup Inc	58,289	62,322
KFW	50,909	59,274
Bank of America Corp	47,334	51,153
Wells Fargo & Co	41,556	45,598
Goldman Sachs Group Inc	38,069	40,055
Novartis AG	33,610	35,626
Morgan Stanley	33,864	35,569
Pepsico Inc	33,316	35,441
Credit Suisse Group AG	32,645	34,680
UBS AG	29,780	33,502
HSBC Holdings PLC	31,430	32,721
Metlife Inc	28,912	31,908
Verizon Communications Inc	29,582	31,691
BP plc	29,978	31,590
Ally Financial Inc	31,517	31,563
National Australia Bank Ltd	29,958	30,521
Wal-Mart Stores Inc	27,879	30,468
Canadian Imperial Bank of Commerce	29,477	29,931
AT&T Inc	27,372	29,740
International Business Machines Corp	26,295	28,967
Barclays plc	26,338	27,607
Coca-Cola Co	24,374	26,814

	$975,181	$1,049,897

[a]	Corporate holdings includes supranationals and government-guaranteed corporate securities.

ALTERRA CAPITAL HOLDINGS LIMITED

EUROPEAN GOVERNMENT AND EUROPEAN BANKING INSTITUTION HOLDINGS (Unaudited)

(Expressed in thousands of United States Dollars)

	As of September 30, 2012
	Fair Value	% of Total
Largest European Government Holdings
France	$285,840	35.6%
Germany	266,144	33.1%
Netherlands	154,432	19.2%
United Kingdom	56,689	7.1%
Belgium	21,945	2.7%
Norway	7,267	0.9%
Denmark	4,290	0.5%
All Other European Governments	6,522	0.8%

Total European Government Holdings	$803,129	100.0%

	As of September 30, 2012
	Fair Value	% of Total
Largest European Banking Institution Holdings
European Investment Bank	$75,071	15.9%
KFW	59,274	12.6%
Credit Suisse Group AG	34,680	7.4%
UBS AG	33,502	7.1%
HSBC Holdings plc	32,721	6.9%
Barclays plc	27,607	5.9%
Lloyds Banking Group plc	26,413	5.6%
Cooperatieve Centrale Raiffeisen-Boerenlee	19,225	4.1%
BNP Paribas SA	18,962	4.0%
All Other	143,688	30.5%

Total European Banking Institutions	$471,143	100.0%

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

EUROPEAN CORPORATE FIXED MATURITIES INVESTMENT EXPOSURES (Unaudited)

(Expressed in thousands of United States Dollars)

	As of September 30, 2012
	Banking Institutions	Other Financial Institutions	Other Corporates	Total
Country
United Kingdom	$98,044	$30,304	$99,543	$227,891
Netherlands	48,522	2,552	58,796	109,870
France	44,111	841	55,923	100,875
Germany	86,571	—	12,538	99,109
Supranational	79,806	—	—	79,806
Switzerland	65,491	—	2,099	67,590
Norway	18,941	—	23,502	42,443
Sweden	25,469	—	—	25,469
Luxembourg	—	—	12,084	12,084
Ireland	1,181	—	2,274	3,455
Denmark	3,007	—	—	3,007
Jersey	—	—	1,670	1,670
Spain	—	—	515	515

Fair value	$471,143	$33,697	$268,944	$773,784

Balance sheet carrying value [a]	$434,854	$41,860	$258,379	$735,093

Credit rating
AAA	$256,712	$27,231	$—	$283,943
AA	65,701	1,548	58,320	125,569
A	127,976	3,419	179,278	310,673
BBB	14,065	—	21,640	35,705
BB	4,736	1,499	3,437	9,672
B	1,953	—	6,269	8,222

Fair value	$471,143	$33,697	$268,944	$773,784

Balance sheet carrying value [a]	$434,854	$41,860	$258,379	$735,093

[a]	The trading and available for sale portfolios are carried at fair value and the held to maturity portfolio is carried at amortized cost.

ALTERRA CAPITAL HOLDINGS LIMITED

NEW POINT IV SUMMARY (Unaudited)

(Expressed in thousands of United States Dollars)

New Point IV Limited (“New Point IV”) is a side car vehicle established in 2011 to provide capacity to write property catastrophe collateralized retrocessional coverage. New Point IV is sponsored by Alterra in partnership with Stone Point Capital LLC and other investors. Alterra provides underwriting services to New Point Re IV Limited (“New Point Re IV), a wholly-owned subsidiary of New Point IV.

Alterra owns 34.8% of the common shares of New Point IV and accounts for it as an equity method investment.

	FOR THE QUARTERS ENDED		FOR THE NINE MONTHS ENDED
	Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2012	Sept. 30, 2011
Gross Premiums Written by New Point IV [a]	$—	$8,843	$75,430	$8,843

The following is included in Alterra’s unaudited interim consolidated financial statements for the respective periods:

Balance Sheet
Other investments [b]	$83,128	$9,044	$83,128	$9,044

Statement of Operations and Comprehensive Income
Other income [c]	$1,500	$537	$7,622	$537

Income from equity method investment [d]	$5,250	$409	$15,772	$409

[a]	New Point IV is not consolidated by Alterra. Consequently, these gross premiums written are not included in Alterra’s gross premiums written.
[b]	Represents Alterra’s 34.8% investment in New Point IV under the equity method of accounting.
[c]	Represents the underwriting fees and profit commissions earned by Alterra in connection with New Point Re IV. This is included in the reinsurance segment and is included in net operating income.
[d]	Represents Alterra’s 34.8% share of the net income of New Point IV. This is included within net realized and unrealized gains on investments in Alterra’s statement of operations and comprehensive income and is included in net operating income.

ALTERRA CAPITAL HOLDINGS LIMITED

SHAREHOLDER RETURN ANALYSIS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE NINE MONTHS ENDED		FOR THE YEARS ENDED
	Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2012	Sept. 30, 2011	Dec. 31, 2011	Dec. 31, 2010
Income and Return on Equity:
Net income	$37,652	$48,386	$195,616	$34,334	$65,282	$302,335

Net operating income	$32,133	$50,082	$168,816	$64,915	$96,600	$251,712

Average shareholders’ equity	$2,887,456	$2,818,910	$2,856,401	$2,799,260	$2,806,191	$2,467,429
Annualized return on average shareholders’ equity [a]	5.2%	6.9%	9.1%	1.6%	2.3%	12.3%
Annualized net operating return on average shareholders’ equity [a]	4.5%	7.1%	7.9%	3.1%	3.4%	10.2%
Book value and dividends per share:

Diluted book value per share	$29.57	$27.18	$29.57	$27.18	$26.91	$25.99

Dividends paid per share	$0.16	$0.14	$0.44	$0.38	$0.52	$2.94
Change in diluted book value per share	3.1%	4.6%	9.9%	4.6%	3.5%	(5.0%)
Dividend payout ratio [b]	0.5%	0.5%	1.5%	1.4%	1.9%	22.4%

Total return to shareholders [c]	3.6%	5.1%	11.4%	5.9%	5.4%	17.4%

[a]	Annualized return on average shareholders’ equity is defined as annualized net income divided by the average of the quarterly average shareholders’ equity balances.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the quarterly average shareholders’ equity balances.

[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to shareholders is calculated as the change in diluted book value per share plus the dividend payout ratio.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

EARNINGS PER SHARE INFORMATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE NINE MONTHS ENDED		FOR THE YEARS ENDED
	Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2012	Sept. 30, 2011	Dec. 31, 2011	Dec. 31, 2010
Net income available to common shareholders	$37,652	$48,386	$195,616	$34,334	$65,282	$302,335
Denominator:
Weighted average shares—basic
Outstanding [a]	95,461,087	104,589,483	98,479,628	105,644,318	105,022,397	94,426,055
Unvested restricted share units	330,379	240,817	306,371	222,453	227,286	256,224

	95,791,466	104,830,300	98,785,999	105,866,771	105,249,683	94,682,279
Share equivalents:
Warrants	2,057,064	521,292	1,921,734	948,670	1,023,278	537,399
Options	137,445	95,228	127,415	131,600	124,022	183,258
Employee stock purchase plan	3,759	1,909	3,875	1,472	1,386	2,301
Non participating restricted shares	620,533	216,553	413,904	144,369	104,524	54,138

Weighted average shares—diluted [b]	98,610,267	105,665,282	101,252,927	107,092,882	106,502,893	95,459,375

Net income per share	$0.39	$0.46	$1.98	$0.32	$0.62	$3.19

Net income per diluted share	$0.38	$0.46	$1.93	$0.32	$0.61	$3.17

[a]	Includes weighted average unvested participating restricted shares.
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation.

ALTERRA CAPITAL HOLDINGS LIMITED

OPERATING INCOME RECONCILIATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE NINE MONTHS ENDED		FOR THE YEARS ENDED
	Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2012	Sept. 30, 2011	Dec. 31, 2011	Dec. 31, 2010
Before tax
Net income	$38,837	$52,813	$192,981	$31,734	$55,781	$306,491
Net realized and unrealized (gains) losses on investments excluded from operating income, before tax [a]	(6,348)	1,164	(28,076)	28,427	29,486	65
Foreign exchange (gains) losses, before tax	(82)	(147)	(89)	2,065	1,312	(115)
Merger and acquisition expenses, before tax	—	—	—	—	—	(48,776)

Net operating income	$32,407	$53,830	$164,816	$62,226	$86,579	$257,665

Net of tax
Net income	$37,652	$48,386	$195,616	$34,334	$65,282	$302,335
Net realized and unrealized (gains) losses on investments excluded from operating income, net of tax [a]	(5,465)	1,807	(26,732)	29,120	30,391	(865)
Foreign exchange (gains) losses, before tax	(54)	(111)	(68)	1,461	927	363
Merger and acquisition expenses, net of tax	—	—	—	—	—	(50,121)

Net operating income	$32,133	$50,082	$168,816	$64,915	$96,600	$251,712

Weighted average shares outstanding:
Basic	95,791,466	104,830,300	98,785,999	105,866,771	105,249,683	94,682,279
Diluted	98,610,267	105,665,282	101,252,927	107,092,882	106,502,893	95,459,375
Basic per share data
Net income per share	$0.39	$0.46	$1.98	$0.32	$0.62	$3.19
Net realized and unrealized (gains) losses on investments excluded from operating income, net of tax [a]	(0.06)	0.02	(0.27)	0.28	0.29	(0.01)
Foreign exchange (gains) losses, net of tax	—	—	—	0.01	0.01	0.01
Merger and acquisition expenses, net of tax	—	—	—	—	—	(0.53)

Net operating income per share	$0.34	$0.48	$1.71	$0.61	$0.92	$2.66

Diluted per share data
Net income per diluted share	$0.38	$0.46	$1.93	$0.32	$0.61	$3.17
Net realized and unrealized (gains) losses on investments excluded from operating income, net of tax [a]	(0.06)	0.02	(0.26)	0.27	0.29	(0.01)
Foreign exchange (gains) losses, net of tax	—	—	—	0.01	0.02	0.01
Merger and acquisition expenses, net of tax	—	—	—	—	—	(0.53)

Net operating income per diluted share	$0.33	$0.47	$1.67	$0.61	$0.91	$2.64

[a]	Net realized and unrealized (gains) losses on investments excluded from operating income includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments in run off and changes in fair value of derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

BOOK VALUE PER SHARE (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	As of Sept. 30, 2012	As of Dec. 31, 2011
Price per share at period end	$23.94	$23.63

Shareholders’ equity	$2,923,176	$2,809,235

Goodwill and intangible assets	$55,371	$56,111

Tangible book value	$2,867,805	$2,753,124

Basic common shares outstanding [a]	95,985,461	102,101,950

Add: unvested restricted stock units	360,611	241,108

Add: dilutive impact of warrants outstanding	2,236,063	1,938,297

Add: dilutive impact of options outstanding	137,927	125,424

Add: unvested performance based restricted shares	127,847	—

Add: employee stock purchase plan	3,052	—

Diluted shares outstanding [b]	98,850,961	104,406,779

Basic book value per share	$30.45	$27.51
Diluted book value per share	$29.57	$26.91

Basic tangible book value per share	$29.88	$26.96
Diluted tangible book value per share	$29.01	$26.37

[a]	Includes unvested restricted shares.
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the period-end market price.
[c]	Not included in shareholders’ equity as of September 30, 2012 were $194.8 million of unrecognized net gains on held-to-maturity securities, which if included, would increase diluted book value per share by $1.97 as of September 30, 2012.

ALTERRA CAPITAL HOLDINGS LIMITED

REGULATION G

In presenting the Company’s results, management has included and discussed net operating income, net operating income per share, net operating income per diluted share, annualized net operating return on average shareholders’ equity, tangible book value per share and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The reconciliation of such measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Net operating income is defined as net income excluding after-tax net realized and unrealized gains or losses on investments excluded from operating income (this includes net realized and unrealized gains or losses on trading securities, net realized gains or losses on available for sale securities, net impairment losses recognized in earnings, changes in fair value of derivatives, catastrophe bonds, structured deposits and earnings from equity method investments in run-off), after-tax net foreign exchange gains or losses and after-tax merger and acquisition expenses. Net operating income per share and per diluted share is defined as the net operating income divided by the weighted average common shares or weighted average diluted common shares, respectively. We believe that this non-GAAP measure provides a better indication of management performance and the underlying fundamentals of our operations as realized and unrealized gains and losses on investments excluded from operating income and foreign exchange gains and losses may fluctuate from period to period and are typically outside the control of management. Merger and acquisition expenses are not indicative of expenses fundamental to the business and may fluctuate from period to period.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the quarterly average shareholders’ equity balances. Tangible book value is defined as shareholders’ equity excluding goodwill and intangible assets. Tangible book value per share and diluted tangible book value per share is defined as the tangible book value divided by the common shares outstanding or diluted common shares outstanding, respectively. These non-GAAP measures allow management to assess how the Company has performed in terms of wealth generated for its shareholders.